S
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 28, 2004
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

  Nevada                           0-19118                      74-2584033
 (State or other jurisdiction of  (Commission                (IRS Employer
  incorporation)                   File Number)              Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

     On October 21, 2004, Abraxas Petroleum Corporation (the "Company"), its subsidiaries Eastside Coal Company, Inc., Sandia Oil & Gas Corporation, Sandia Operating Corp., Wamsutter Holdings, Inc. and Western Associated Energy Corporation (collectively, the "Subsidiary Guarantors") and Guggenheim Capital Markets, LLC (the "Initial Purchaser"), entered into a Purchase Agreement to issue and sell in a private placement, for resale under Rule 144A, Rule 501(a) and Regulation S of the Securities Act of 1933, as amended (the "Securities Act"), $125 million aggregate principal amount of floating rate senior secured notes due 2009 of the Company (the "New Notes"). Consummation of the transactions contemplated under the Purchase Agreement was subject to a number of conditions, all of which were either met or waived at the closing which took place on October 28, 2004.

     On October 28, 2004, the Company issued and sold the New Notes to the Initial Purchaser, and the following agreements were entered into in connection with the closing of such issuance and sale: (i) the Company, the Subsidiary Guarantors and U.S. Bank National Association, as trustee, entered into an indenture (the "Indenture") governing the New Notes; (ii) the Company executed the New Notes; (iii) the Company and each Subsidiary Guarantor executed a guarantee of the New Notes, and (iv) the Company and the Initial Purchaser entered into an exchange and registration rights agreement with respect to the New Notes (the "Registration Rights Agreement").

     This Current Report on Form 8-K contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents referred to in this Current Report on Form 8-K are attached hereto as exhibits.

     The New Notes. The New Notes will mature on December 1, 2009 and will accrue interest from the date of issuance at a per annum floating rate of 6-month LIBOR plus 7.50%. The initial interest rate on the Notes is 9.72% per annum. The interest will be reset semi-annually on each June 1 and December 1, commencing on June 1, 2005. Interest is payable semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2005.

     The New Notes rank equally among themselves and with all of the Company's unsubordinated and unsecured indebtedness, including the New Credit Facility (as defined below) and senior in right of payment to the Company's existing and future subordinated indebtedness, including the Bridge Loan (as defined below).

     Each of the Subsidiary Guarantors have unconditionally guaranteed, jointly and severally, the payment of the principal of, and premium and interest (including any additional interest) on, the New Notes on a senior secured basis. In addition, any other subsidiary or affiliate of the Company, including the Company's wholly-owned Canadian subsidiary, Grey Wolf Exploration Inc. ("Grey Wolf"), that in the future guarantees any other indebtedness with the Company, or its restricted subsidiaries, will also be required to guarantee the New Notes. Except under limited circumstances, the New Notes are not guaranteed by Grey Wolf, and are structurally subordinated in right to payment to all of its obligations, including Grey Wolf's new $35 million senior secured term loan (described below) and trade payables and other debt of Grey Wolf.

     The New Notes and the Subsidiary Guarantors' guarantees thereof, together with the New Credit Facility and the Subsidiary Guarantors' guarantees thereof, will be secured by shared first priority perfected security interests, subject to certain permitted encumbrances, in all of the Company's and each of its restricted subsidiaries' material property and assets, including substantially all of their natural gas and crude oil properties and all of the capital stock (or in the case of an unrestricted subsidiary that is a controlled foreign corporation, up to 65% of the outstanding capital stock) of any entity, other than Grey Wolf, owned by the Company and its restricted subsidiaries (collectively, the "Collateral"). The New Notes are not secured by any of the property or assets of Grey Wolf (unless it becomes a restricted subsidiary). The shares of capital stock of Grey Wolf owned by the Company do not constitute a part of the collateral.

     After April 28, 2007, the Company may redeem all or a portion of the New Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest to the date of redemption. Prior to that date, the Company may redeem up to 35% of the aggregate original principal amount of the New Notes


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using the net  proceeds  of one or more  equity  offerings,  in each case at the redemption price equal to the product of (i) the principal amount of the New Notes being so redeemed and (ii) a redemption price factor of 1.00 plus the per annum interest rate on the New Notes (expressed as a decimal) on the applicable redemption date plus accrued and unpaid interest to the applicable redemption date, provided certain conditions are also met.

         If the Company experiences specific kinds of change of control events, each holder of New Notes may require the Company to repurchase all or any portion of such holder's New Notes at a purchase price equal to 101% of the principal amount of the New Notes, plus accrued and unpaid interest to the date of repurchase.

         The Indenture governing the New Notes contains covenants that, among other things, limit the Company's ability to:

     o incur or guarantee additional indebtedness and issue certain types of preferred stock or redeemable stock;

     o transfer or sell assets;

     o create liens on assets;

     o pay dividends or make other distributions on capital stock or make other restricted payments, including repurchasing, redeeming or retiring capital stock or subordinated debt or making certain investments or acquisitions;

     o engage in transactions with affiliates;

     o guarantee other indebtedness;

     o permit restrictions on the ability of its subsidiaries to distribute or lend money to the Company;

     o cause a restricted subsidiary to issue or sell its capital stock; and

     o consolidate,   merge  or  transfer  all  or  substantially   all  of  the
       consolidated assets of the Company and its restricted subsidiaries.

     The Indenture also contains customary events of default, including nonpayment of principal or interest, violations of covenants, cross default and cross acceleration to certain other indebtedness, including the New Credit Facility (as defined below) and Bridge Loan (as defined below), bankruptcy, and material judgments and liabilities.

     Registration Rights. Pursuant to the Registration Rights Agreement, the Company agreed to register with the Securities and Exchange Commission exchange notes (the "Exchange Notes") having substantially identical terms as the New Notes, as part of an offer to exchange freely tradable Exchange Notes for the New Notes. The Company agreed to file a registration statement for the Exchange Notes no later than 60 days after October 28, 2004 and use its reasonable best efforts to cause the Registration Statement to be declared effective within 180 days after October 28, 2004 and to consummate the Exchange Offer within 220 days after October 28, 2004. The Company has also agreed, in specified circumstances, to file a shelf registration statement to cover resales of the New Notes.

     If the Company fails to file the required registration statement, the SEC does not declare the required registration statement effective or the Company does not complete the exchange offer, in each case within the applicable time period specified above, the Company has agreed to pay additional interest to holders of the New Notes.

     New Credit Facility and Bridge Loan. On October 28, 2004, the Company and its Subsidiary Guarantors entered into a new senior secured revolving credit facility with Wells Fargo Foothill, Inc., as arranger and administrative agent and the lenders signatory thereto (the "New Credit Facility"), and a $25 million second lien increasing rate bridge loan with Guggenheim Corporate Funding, LLC, as arranger and administrative agent and the lenders signatory thereto (the "Bridge Loan").

     The New Credit Facility has a maximum commitment of $15 million, which includes a $2.5 million subfacility for letters of credit. Availability under the New Credit Facility is subject to a borrowing base consistent with normal


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

and customary natural gas and crude oil lending transactions. Outstanding amounts under the New Credit Facility bear interest at the prime rate announced by Wells Fargo Bank, National Association plus 1.00%. Subject to earlier termination rights and events of default, the New Credit Facility's stated maturity date is October 28, 2008. The Company is permitted to terminate the New Credit Facility, and under certain circumstances, may be required, from time to time, to permanently reduce the lenders' aggregate commitment under the New Credit Facility. Such termination and each such reduction is subject to a premium equal to the percentage listed below multiplied by the lenders' aggregate commitment under the New Credit Facility, or, in the case of a partial reduction, the amount of such reduction.

            Year            % Premium
         ------------       ------------------
              1                  1.5
              2                  1.0
              3                  0.5
              4                  0.0

     Each of the Subsidiary Guarantors has guaranteed, and each of the Company's future restricted subsidiaries will guarantee, the Company's obligations under the New Credit Facility on a senior secured basis. In addition, any other subsidiary or affiliate of the Company, including Grey Wolf, that in the future guarantees any other indebtedness of the Company or of its restricted subsidiaries will be required to guarantee the Company's obligations under the New Credit Facility. Obligations under the New Credit Facility are secured, together with the New Notes, by a shared first priority perfected security interest, subject to certain permitted encumbrances, in all of the Company's and each of its restricted subsidiaries' material property and assets, including the Collateral.

     Under the New Credit Facility, the Company is subject to customary covenants, including certain financial covenants and reporting requirements. The New Credit Facility requires the Company to maintain a minimum net cash interest coverage ratio and also requires the Company to enter into hedging agreements of not less than 25% or more than 75% of the Company's projected natural gas and crude oil production.

     In addition to the foregoing and other customary covenants, the New Credit Facility will contain a number of covenants that, among other things, will restrict the Company's ability to:

     o incur or guarantee additional indebtedness and issue certain types of preferred stock or redeemable stock;

     o transfer or sell assets;

     o create liens on assets;

     o pay dividends or make other distributions on capital stock or make other restricted payments, including repurchasing, redeeming or retiring capital stock or subordinated debt or making certain investments or acquisitions;

     o engage in transactions with affiliates;

     o guarantee other indebtedness;

     o make any change in the principal nature of its business;

     o prepay, redeem, purchase or otherwise acquire any of its or its restricted subsidiaries' indebtedness;

     o permit a change of control;

     o directly or indirectly make or acquire any investment;

     o cause a restricted subsidiary to issue or sell its capital stock; and

     o consolidate,   merge  or  transfer  all  or  substantially   all  of  the
       consolidated assets of the Company and its restricted subsidiaries.

     The New Credit Facility also contains customary events of default, including nonpayment of principal or interest, violations of covenants, cross default and cross acceleration to certain other indebtedness, bankruptcy and material judgments and liabilities, and is subject to an Intercreditor, Security and Collateral Agency Agreement (the "Intercreditor Agreement") which specifies the rights of the parties thereto to proceeds from the Collateral.

     Bridge Loan. On October 28, 2004, the Company borrowed $25 million under the Bridge Loan. Interest on the Bridge Loan currently accrues at a rate of 12% per annum until October 28, 2005, and will be payable monthly in cash. Interest on the Bridge Loan will thereafter accrue at a rate of 15% per annum, and will be payable in-kind. Subject to earlier termination rights and events of default, the Bridge Loan's stated maturity date is October 28, 2010. The Company's obligations under the Bridge Loan are guaranteed by the Subsidiary Guarantors and each of the Company's future restricted subsidiaries. Obligations under the Bridge Loan are secured by a second priority perfected security interest, subject to certain permitted encumbrances, and all of the Company's and each of its restricted subsidiaries' material property assets, including the Collateral.

     The Bridge Loan is also secured by a first priority perfected security interest in all of the stock of Grey Wolf owned by the Company and its restricted subsidiaries. The Bridge Loan provides for the release of such security interest in connection with a sale of such stock by the Company as permitted by the terms of the Bridge Loan, but not a distribution thereof to the Company's shareholders. Except under limited circumstances, the Bridge Loan is not directly secured by any of the property or assets of Grey Wolf (unless it becomes a restricted subsidiary).

     Any prepayment of principal on the Bridge Loan will be repaid with an additional amount equal to the principal amount being so paid multiplied by a repayment factor. The repayment factor is currently equal to 1.025 and, following July 28, 2004, will increase monthly by 0.03.

     If the Bridge Loan is not fully repaid by January 28, 2006, so long as an event of default does not exist thereunder or under the New Credit Facility or the New Notes, the Bridge Loan lenders will have the right to require the Company and its restricted subsidiaries to consummate one or more asset sales. Each such asset sold will be required to be at a fair market value and to generate at least 80% of the proceeds in cash or cash equivalence. Net cash proceeds from each such asset sale (other than with respect to any stock of Grey Wolf, which will be exclusively applied to repay the Bridge Loan) will be applied by the Company and its restricted subsidiaries in the following order, to the extent available to:

     o first,  pay any  interest  then  due and  payable  under  the New  Credit
       Facility;

     o second, pay any interest then due and payable on the New Notes;

     o third, pay any accrued and unpaid interest on the New Credit Facility that was not paid under clause "first" of this paragraph;

o        fourth, to pay any outstanding principal of the New Credit Facility;

     o fifth, if the remaining aggregate amount of such net cash proceeds, together with any net cash proceeds in the Bridge Loan asset sale proceeds account from a previous asset sale consummated in accordance with the provisions described in the Indenture exceeds $5.0 million, the entire amount in the Bridge Loan asset sale proceeds account is to be used to make a net proceeds offer to purchase New Notes from all holders of the New Notes as if such net cash proceeds remaining after any payment made pursuant to clause "first," "second," "third" or "fourth" above, and any other net cash proceeds in the Bridge Loan asset sale proceeds account, are excess proceeds; and

     o sixth, after the payment of all amounts required by a net proceeds offer made in accordance with clause "fifth" above to repay all amounts outstanding under the Bridge Loan.

     Under the Bridge Loan, the Company is subject to substantially the same covenants and reporting requirements, and substantially the same events of default, as are set forth in the New Credit Facility.

     Intercreditor Agreement. The holders of the New Notes, together with the lenders under the Company's New Credit Facility and Bridge Loan, will be subject to the Intercreditor Agreement. The Intercreditor Agreement, among other things,
(i) creates security interests in the Collateral in favor of a collateral agent for the benefit of the holders of the New Notes, the New Credit Facility lenders


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and the Bridge Loan lenders and (ii) governs the priority of payments among such parties upon notice of an event of default under the Indenture, the New Credit Facility or the Bridge Loan.

     So long as no such event of default exists, the collateral agent will not collect payments under the New Credit Facility documents, the Indenture and other New Note documents or the Bridge Loan documents (collectively, the "Secured Documents"), and all payments will be made directly to the respective creditor under the applicable Secured Document. Upon notice of such an event of default and for so long as an event of default exists, payments to each New Credit Facility lender, holder of the New Notes and Bridge Loan lender from the Company and the Subsidiary Guarantors, and proceeds from any disposition of any collateral, will, subject to limited exceptions, be collected by the collateral agent for deposit into a collateral account and then distributed as provided in the following paragraph, provided, that, any payment made with proceeds from the sale or other disposition of Grey Wolf stock will be applied exclusively to pay amounts with respect to the Bridge Loan, and no such proceeds will be deposited into the collateral account or will be subject to the payment priority described in the following paragraph.

     Upon notice of any such event of default and so long as an event of default exists, funds in the collateral account will be distributed by the collateral agent generally in the following order of priority:

         first, to reimburse the collateral agent for expenses incurred in protecting and realizing upon the value of the Collateral;

         second, to reimburse the New Credit Facility administrative agent, the trustee and the Bridge Loan administrative agent, on a pro rata basis, for expenses incurred in protecting and realizing upon the value of the Collateral while any of these parties was acting on behalf of the Control Party (as defined below);

         third, to reimburse the New Credit Facility administrative agent, the trustee and the Bridge Loan administrative agent, on a pro rata basis, for expenses incurred in protecting and realizing upon the value of the Collateral while any of these parties was not acting on behalf of the Control Party (as defined below);

         fourth, to pay all accrued and unpaid interest (and then any unpaid commitment fees) under the New Credit Facility;

         fifth, if, the collateral coverage value of three times the outstanding obligations under the New Credit Facility would be met after giving effect to any payment under this clause "fifth," to pay all accrued and unpaid interest on the New Notes;

         sixth, to pay all outstanding principal of (and then any other unpaid amounts, including, without limitation, any fees, expenses, premiums and reimbursement obligations) the New Credit Facility;

         seventh, to pay all accrued and unpaid interest on the New Notes (if not paid under clause "fifth");

         eighth, to pay all outstanding principal of (and then any other unpaid amounts, including, without limitation, any premium with respect to) the New Notes;

         ninth, to pay the Bridge Loan lenders all accrued and unpaid interest under the Bridge Loan;

         tenth, to pay all outstanding principal of (and then any other unpaid amounts, including, without limitation, any premium with respect to) the Bridge Loan; and

         eleventh,  to pay each New Credit  Facility  lender,  holder of the New
                    Notes, Bridge Loan lender and other secured party, on a pro rata basis, all other amounts outstanding under the New Credit Facility, the New Notes and the Bridge Loan.

     To the extent there exists any excess monies or property in the collateral account after all obligations of the Company and the Subsidiary Guarantors under the New Credit Facility, the Indenture and the New Notes and the Bridge Loan are paid in full, the collateral agent will be required to return such excess to the Company.

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

     The collateral agent will act in accordance with the Intercreditor Agreement and as directed by the "Control Party". Prior to the occurrence of any such event of default, the "Control Party" will be the holders of the New Notes and the New Credit Facility lenders, acting as a single class, by vote of the holders of a majority of the aggregate principal amount of outstanding obligations under the New Notes and the New Credit Facility. Upon notice of any such event of default, the Bridge Loan lenders will be the Control Party for 240 days following such notice. If a stay under the Bankruptcy Code occurs during such 240-day period, that period will be extended by the number of days during which that stay was effective. If the New Credit Facility lenders and holders of the New Notes have not been paid in full by the end of such specified period, they will become the Control Party, acting as a single class, by vote of the holders of a majority of the aggregate principal amount of outstanding obligations under the New Notes and the New Credit Facility.

     The Intercreditor Agreement provides that the lien on the assets constituting part of the Collateral that is sold or otherwise disposed of in accordance with the terms of each Secured Document may be released if (i) no default or event of default exists under any of the Secured Documents, (ii) the Company has delivered an officers' certificate to each of the collateral agent, the trustee, the New Credit Facility administrative agent and the Bridge Loan administrative agent, certifying that the proposed sale or other disposition of assets is either permitted or required by, and is in accordance with the provisions of, the applicable Secured Documents and (iii) the collateral agent has acknowledged such certificate.

     The Intercreditor Agreement provides for the termination of security interests on the date that all obligations under the Secured Documents are paid in full.

     Grey Wolf Loan. On October 28, 2004, Grey Wolf entered into an agreement with Guggenheim Corporate Funding, LLC for a $35 million senior secured term loan. Interest on the Grey Wolf term loan currently accrues at the prime rate announced by administrative agent plus 6.25% and will increase by 0.75% at the end of each six-month period during which the Grey Wolf term loan is outstanding. Such interest is payable quarterly in cash with the first interest payment to be made on January 1, 2005. If the Grey Wolf term loan is still outstanding at the end of the first year, an amortization schedule will require Grey Wolf to repay at least 5% of the initial principal amount of the loan at the end of each of the first three years and 10% of the initial principal amount of the loan at the end of the fourth year, with the balance of the loan due at maturity. Subject to early termination rights and events of default, the Grey Wolf term loan will mature on October 29, 2009.

     Grey Wolf's obligations under its term loan will be guaranteed by each of Grey Wolf's future subsidiaries. Obligations under the Grey Wolf term loan are secured by a first priority perfected security interest, subject to certain permitted encumbrances, in all of Grey Wolf's and each of its subsidiaries' material property and assets, including substantially all of their natural gas and crude oil properties and all the capital stock in any entity owned by Grey Wolf and its subsidiaries.

     The Grey Wolf term loan is pre-payable, in whole or in part, on not less than 10 days' written notice, at Grey Wolf's option at any time at a price of 100% of the principal amount of the loan being prepaid, plus accrued and unpaid interest to the date of prepayment.

     Under the Grey Wolf term loan, Grey Wolf is subject to substantially the same covenants and reporting requirements, and substantially the same events of default, as are set forth in the Bridge Loan.

     Potential Conflicts. The Initial Purchaser advised the Company concerning its corporate strategy and the form and content of the refinancing described in this Current Report on Form 8-K. In addition, the Initial Purchaser and its affiliates participated in various transactions that compromised the refinancing, including as administrative agent and lender under the Bridge Loan and Grey Wolf term loan, and in connection with the refinancing received warrants to purchase up to 1,000,000 shares of the Company's common stock at a purchase price of $0.01 per share. Under the terms of the Bridge Loan and the Intercreditor Agreement, there are potential conflicts of interest between the lenders under the Bridge Loan, as represented by an affiliate of the Initial Purchaser as the administrative agent thereunder, and the New Notes.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of Registrant.

     See Item 1.01 above of this Current Report on Form 8-K with respect to the New Notes, the New Credit Facility, the Bridge Loan, the Intercreditor Agreement and the Grey Wolf term loan.

Item 3.02  Unregistered Sales of Equity Securities.

     As stated in Item 1.1 above, in connection with the refinancing described in this Current Report on Form 8-K, the Initial Purchaser received warrants to purchase up to 1,000,000 shares of the Company's common stock at a purchase price of $0.01 per share pursuant to a Warrant also entered into on October 28, 2004 (the "IP Warrant"). The IP Warrant was issued to the Initial Purchaser pursuant to a private placement by the Company as an issuer under Section 4(2) of the Securities Act. From and after October 28, 2004 and until 5:00 P.M., New York time, on October 28, 2014, the holder of the IP Warrant may from time to time exercise it, on any business day, for all or any part of the number of shares of the Company's common stock purchasable thereunder. In order to exercise the IP Warrant, in whole or in part, the holder must (i) deliver to the Company (x) a written notice of the holder's election to exercise the IP Warrant, which notice shall be irrevocable and specify the number of shares of the Company's common stock to be purchased and (y) the IP Warrant, and (ii) pay to the Company the warrant price. The IP Warrant permits payment upon exercise of the IP Warrant to be made, at the option of the holder, by: (i) delivery of a certified or official bank check in the amount of the warrant price; (ii) instructing the Company to withhold a number of shares of warrant stock then issuable upon exercise of the IP Warrant with an aggregate fair value equal to the warrant price; or (iii) surrendering to the Company shares of the Company's common stock previously acquired by the holder with an aggregate fair value equal to the warrant price. The IP Warrant contains customary restrictions on transfer and anti-dilution provisions, including dilution caused by stock dividends, subdivisions, combinations, reorganizations, reclassifications, mergers, consolidations or disposition of assets. Pursuant to the IP Warrant, the Company has also agreed, in specified circumstances, to file a registration statement to cover the warrant stock underlying the IP warrant.

     Durham Capital Corporation, also received a warrant to purchase up to 100,000 shares of the Company's common stock at a purchase price of $0.01 per share (the "Durham Warrant"), pursuant to a private placement by the Company as an issuer under Section 4(2) of the Securities Act for advising the Company in connection with the refinancing described in this Current Report on Form 8-K. The Durham Warrant contains substantially the same rights and obligations as the IP Warrant.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

                  4.1 Indenture dated as of October 28, 2004 by and among Abraxas Petroleum Corporation, the Subsidiary Guarantors party thereto and U.S. Bank National Association, as Trustee.

                  4.2 Form of Rule 144A Global Note for Floating Rate Senior Secured Notes due 2009. (Filed as Exhibit A-1 to Exhibit 4.1).

                  4.3 Form of Regulation S Global Note for Floating Rate Senior Secured Notes due 2009. (Filed as Exhibit A-2 to Exhibit 4.1).

                  4.4 Form of Accredited Investor Certificated Note for Floating Rate Senior Secured Notes due 2009. (Filed as Exhibit A-3 to Exhibit 4.1).

                  10.1  Purchase  Agreement  dated as of October 21, 2004 by and
         among  Abraxas  Petroleum   Corporation,   the  Subsidiary   Guarantors
         signatory thereto and Guggenheim Capital Markets, LLC.

                  10.2 Loan Agreement dated as of October 28, 2004 by and among Abraxas Petroleum Corporation, the Subsidiary Guarantors party thereto, Wells Fargo Foothill, Inc., as Arranger and Administrative Agent and the Lenders signatory thereto.

                  10.3 Loan Agreement dated as of October 28, 2004 by and among Abraxas Petroleum Corporation, the Subsidiary Guarantors party thereto, Guggenheim Corporate Funding, LLC, as Arranger and Administrative Agent and the Lenders signatory thereto.

                  10.4 Loan Agreement dated October 28, 2004 by and among Grey Wolf Exploration Inc., Guggenheim Corporate Funding, LLC as Arranger and Administrative Agent and the Lenders signatory thereto.

                  10.5 Intercreditor, Security and Collateral Agency Agreement dated as of October 28, 2004 by and among Abraxas Petroleum Corporation, the Subsidiary Guarantors party thereto, Wells Fargo Foothill, Inc., Guggenheim Corporate Funding, LLC and U.S. Bank National Association.

                  10.6 Warrant issued to Guggenheim Corporate Funding, LLC dated October 28, 2004.

                  10.7 Warrant issued to Durham Capital Corporation dated October 28, 2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Abraxas Petroleum Corporation


                                   By: ________________________________________
                                       Chris Williford
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer
Dated:  November 3, 2004